SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.
                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 27, 1998



                        DIAGNOSTIC IMAGING SERVICES, INC.
             [Exact Name of Registrant as specified in its Charter]




        Delaware                   33-37418                  33-0443404
[State or Other Jurisdiction of Incorporation]    [Commission File No.][IRS
                                                   Employer Identification No.]




                 1516 Cotner Avenue, Los Angeles, CA 90025-3303 [Address of principal executive offices; ZIP Code]




        Registrant's Telephone No., including Area Code:  (310) 479-0399



                  Former Address, If Changed since Last Report






















                                Page 1 of 2 Pages


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Item 2.  Acquisition or Disposition of Assets.

         On February 27, 1998, Registrant sold its partnership interest in Scripps Chula Vista MRI Center in exchange for 127,250 shares of the Common Stock of Diagnostic Health Services, Inc. The shares are restricted, nevertheless, the current market value of such stock as of February 27, 1998, is approximately $1,400,000.

         The sale will permit Registrant to continue to reduce its outstanding debt while permitting it to concentrate on its seven remaining free standing diagnostic imaging centers, most of which are multi-modality and its one radiation oncology center.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             10. Attached hereto is the Stock Purchase Agreement as amended, marked Exhibit 10A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        DIAGNOSTIC IMAGING SERVICES, INC.


Dated:   March 10, 1998                  By: /s/ Norman Hames, President
                                            ----------------------------
                                            Norman Hames, President

                           PURCHASE AND SALE AGREEMENT


         PURCHASE AND SALE AGREEMENT (this "Agreement"), entered into this 26th day of February, 1998, by and between SOCAL DIAGNOSTIC SERVICES, INC., a California corporation (the "Buyer"), and DIAGNOSTIC IMAGING SERVICES, INC., a Delaware corporation (the "Seller");


                              W I T N E S S E T H:


         WHEREAS, Scripps Chula Vista Imaging Center, L.P., a California limited partnership (the "Company"), conducts a business consisting of the ownership and operation of a magnetic resonance imaging (MRI) Center located in Chula Vista, California; and

         WHEREAS, the Seller is both a general partner and a limited partner of the Company, owning one-half of the total outstanding general partners' interests and one-half of the total outstanding limited partners' interests in the Company (collectively, the "Interests"); and

         WHEREAS, the Seller has advanced certain loans to the Company (the "Debt"), for which the Company is currently indebted to the Seller; and

         WHEREAS, the Buyer desires to purchase from the Seller and the Seller desires to sell to the Buyer, all upon and subject to the terms and conditions of this Agreement, all (and not less than all) of the Interests, and all right, title, interest and claims in all of the Debt;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein set forth, the parties hereby covenant and agree as follows:

         1.  ACQUISITION OF THE INTERESTS AND THE DEBT.

             1.1 Purchase and Sale of the Interests. Subject to the terms and conditions of this Agreement, on the Closing Date (as such term is hereinafter defined), the Buyer shall purchase and acquire from the Seller, and the Seller shall sell and transfer to the Buyer, all (and not less than all) of the Interests, against payment of the Consideration set forth in Section 2.1 below. In furtherance thereof, the Seller shall, on the Closing Date, execute and deliver to the Buyer instruments of assignment in respect of the Interests in form and substance satisfactory to the Buyer.

             1.2 Sale of the Debt. Subject to the terms and conditions of this Agreement, on the Closing Date, the Buyer shall purchase and acquire from the Seller, and the Seller shall sell, transfer and assign to the Buyer, all (and not less than all) of the Debt (including all rights to payment of principal, interest and any other charges), against payment of the Consideration set forth in Section 2.2 below. In furtherance thereof, the Seller shall, on the Closing Date, endorse to the order of the Buyer any and all promissory notes evidencing the Debt, and otherwise execute and deliver to the Buyer appropriate instruments of assignment, in form and substance satisfactory to the Buyer, to effect the transfer to the Buyer of all rights, claims and interests in and to the Debt.

             1.3 Effective Date. Anything elsewhere contained herein to the contrary notwithstanding, for accounting purposes, the Interests shall be deemed to have been transferred to the Buyer effective as of January 1, 1998, and all profits and losses of the Company attributable to the Interests for periods from and after January 1, 1998 shall be allocated to the Buyer, which shall be responsible for any and all taxes in respect thereof.

         2.  PURCHASE PRICE.

             2.1 Payment for the Interests. On the Closing Date, against delivery of the instruments of assignment in respect of the Interests, the Buyer shall pay to the Seller, by wire transfer of immediately available funds to the Seller's designated account or, at the Seller's option, by certified or bank cashier's check, an amount equal to the difference of (a) $1,400,000, minus (b) an amount equal to the aggregate outstanding balance (principal, accrued interest and any other charges) of the Debt as of and through the Closing Date.

             2.2.Payment for the Debt. On the Closing Date, against delivery of the endorsed notes and/or instruments of assignment in respect of the Debt, the Buyer shall pay to the Seller, by wire transfer of immediately available funds to the Seller's designated account or, at the Seller's option, by certified or bank cashier's check, an amount equal to the aggregate outstanding balance (principal, accrued interest and any other charges) of the Debt as of and through the Closing Date.

     2.3 Total Consideration. The consideration payable pursuant to Sections 2.1 and 2.2 above is hereinafter collectively referred to as the "Consideration."

         3.  BOOKS AND RECORDS.

             3.1 Delivery of Records. On the Closing Date, in addition to all other deliveries to be made in connection with the Closing, the Seller shall deliver to the Buyer all of the books and records (including financial and accounting books and records, all referral, client, customer and sales records, and all other books and records in whatever form or media) relating to the Company which are in the Seller's possession or control, whether in its capacity as a general partner of the Company or otherwise.

         4.  REPRESENTATIONS AND WARRANTIES OF THE SELLER.

             In connection with the sale of the Interests and the Debt to the Buyer, the Seller hereby represents and warrants to the Buyer as follows:

             4.1 Title. The Seller is the valid and lawful record and beneficial owner of all of the Interests and all rights and claims in respect of the Debt, all of which are free and clear of all pledges, liens, claims, charges, options, calls, encumbrances, restrictions and assessments whatsoever (except any restrictions which may be created by operation of state or federal securities laws or may exist in the Limited Partnership Agreement of the Company). On the Closing Date, the Buyer shall receive from the Seller good, valid and marketable title to all of the Interests and all rights and claims in respect of the Debt, free and clear of all pledges, liens, claims, charges, options, calls, encumbrances, restrictions and assessments whatsoever (except any restrictions which may be created by operation of state or federal securities laws).

             4.2 Valid and Binding Agreement; No Breach.

                 (a) The Seller has full legal right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement and, when executed and delivered by the Seller, the Non-Competition Agreement (as such term is hereinafter defined), constitute and will constitute the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, and except that the remedy of specific performance or similar equitable relief is available only at the discretion of the court before which enforcement is sought.

                 (b) Neither the execution and delivery of this Agreement or the Non-Competition Agreement by the Seller, nor compliance with the terms and provisions of this Agreement or the Non-Competition Agreement on the part of the Seller, will: (i) violate any statute or regulation of any governmental authority, domestic or foreign, affecting the Company or the Seller; (ii) require the issuance of any authorization, license, consent or approval of any federal or state governmental agency; or (iii) conflict with or result in a breach of any of the terms, conditions or provisions of the Limited Partnership Agreement of the Company, the Certificate of Incorporation or By-Laws of the Seller, or any judgment, order, injunction, decree, note, indenture, loan agreement, lease or other agreement or instrument to which the Company or the Seller is a party, or by which the Company or the Seller is bound, or constitute a default thereunder, provided that there has been compliance with the provisions of the Limited Partnership Agreement of the Company regarding transfers of the Interests.

             4.3 Organization, Good Standing and Qualification. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, and to sell and transfer the Interests and the Debt to the Buyer hereunder. The Company is a limited partnership duly organized, validly existing and in good standing under the laws of the State of California, with full power and authority to own its assets and conduct its business as owned and conducted on the date hereof. The Company is not required to be qualified as a foreign limited partnership under the laws of any jurisdiction.

True and complete copies of the Limited Partnership Agreement and Certificate of Limited Partnership of the Company (including all amendments thereto) are annexed hereto as Schedule 4.3.

             4.4 Company Ownership.

                 (a) The Interests represent one-half of the total outstanding general partners' interests and limited partners' interests in the Company, providing a five (5%) percent share of profits or losses of the Company in the case of the general partners' interests included in the Interests, and a forty-five (45%) percent share of the profits and losses of the Company in the case of the limited partners' interests included in the Interests.

                 (b) To the best of the Seller's knowledge, all of the general partners' interests and limited partners' interests in the Company which are not owned by the Seller are owned and held (beneficially and of record) by Scripps Health, a California non-profit public benefit corporation.

             4.5 Subsidiaries and Investments. The Company does not own or hold any equity interest in any entity or business enterprise. Except for the operations of the Scripps Chula Vista Imaging Center (all of which are conducted through the Company), the Company does not conduct any material business operations.

             4.6 Financial Information.

                 (a) Annexed hereto as Schedule 4.6(a) are the unaudited financial statements of the Company as of December 31, 1997 and for the fiscal year then ended, including a balance sheet and statement of operations, as prepared by the management of the Company (collectively, the "Financial Statements").

                 (b) The Financial Statements are true, complete and accurate in all material respects, and fairly present the financial condition and results of operations of the Company as of the dates thereof and for the periods covered thereby, in accordance with generally accepted accounting principles consistently applied (subject to the absence of full footnote disclosures, and to normal audit adjustments which would not, individually or in the aggregate, be material). The Financial Statements were prepared from the books and records of the Company, which accurately and consistently reflect all transactions to which the Company was and is a party.

                 (c) Except as expressly set forth in the Financial Statements as of December 31, 1997 (collectively, the "1997 Financial Statements") and/or in the Schedules to this Agreement, or arising in the normal course of business of the Company since December 31, 1997, there are, as at the date hereof, no liabilities or obligations (including, without limitation, any tax liabilities or accruals) of the Company, including any contingent liabilities, that are, in the aggregate, material.

                 (d) Schedule 4.6(d) annexed hereto contains: (i) an aging schedule of the accounts receivable of the Company as of December 31, 1997; (ii) a list of the outstanding principal balance of and approximate accrued interest on all indebtedness (other than accounts payable), loans and/or notes payable of the Company as of December 31, 1997; (iii) a list of any contractual obligations of the Company to the Seller and/or any of its Affiliates on the date hereof;
(iv) a list of all obligations of the Company guaranteed by the Seller and/or any of its Affiliates on the date hereof, and the terms of such guarantees; (v) a list reflecting the nature and amount of all obligations owed to the Company on the date hereof by the Seller and/or any of its Affiliates; and (vi) a list reflecting the nature and amount of all obligations owed by the Company on the date hereof to the Seller and/or any of its Affiliates. Wherever used in this Agreement, the term "Affiliate" means, as respects any person or entity, any other person or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the first person or entity.

             4.7 No Material  Changes.  Except as and to the extent described in
Schedule 4.7 annexed hereto (which Schedule may make reference to any other Schedule hereto) and/or in the 1997 Financial Statements, since December 31, 1997, the Company has been operated only in the ordinary course, and there has not been:

                 (a) any material change in the financial condition, operations or business of the Company from that shown in the 1997 Financial Statements and for the period then ended, any material acquisition or disposition of assets by the Company, or any other material transaction or commitment effected or entered into outside of the normal course of the business of the Company;

                 (b) any damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting the business, operations, assets, properties, financial condition or prospects of the Company;

                 (c) any declaration, payment or setting aside of any dividend or other distribution of any assets or property of the Company;

                 (d) any material increase in the rate of salary or compensation paid or payable to any employee, consultant or other person performing services in the Company; or

                 (e) any other event or condition arising from or out of the operation of the Company which has or will materially and adversely affect the business, financial condition, results of operations or prospects of the Company.

             4.8 Tax Returns and Tax Audits.

                 (a) Except as and to the extent disclosed in Schedule 4.8(a) annexed hereto: (i) on the date hereof and on the Closing Date, all federal, state and local tax reports required to be filed by the Company on or before the date of this Agreement or the Closing Date, as the case may be, have been and will have been timely filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed; (ii) all federal, state and local income, franchise, sales, use, property, excise, unemployment, payroll withholding and other taxes (including interest and penalties and including estimated tax installments where required to be filed and paid) due from or with respect to the Company as of the date hereof and as of the Closing Date have been and will have been fully paid, and appropriate accruals shall have been made on the Company's books for taxes not yet due and payable; (iii) as of the Closing Date, all taxes and other assessments and levies which the Company is required by law to withhold or to collect on or before the Closing Date will have been duly withheld and collected, and will have been paid over to the proper governmental authorities to the extent due and payable on or before the Closing Date; and (iv) there are no outstanding or pending claims, deficiencies or assessments for taxes, interest or penalties with respect to any taxable period of the Company.

                 (b) There are no audits pending with respect to any federal, state or local tax reports of the Company, and no waivers of statutes of limitations have been given or requested with respect to any tax years or tax filings of the Company.

             4.9 Personal Property; Liens. The Company has and owns good and indefeasible title to all of the personal property utilized in its business, free and clear of all liens, pledges, claims, security interests and encumbrances whatsoever, except for: (a) rights of lessors in respect of any fixed assets which are leased by the Company; (b) liens which solely secure the deferred purchase price of machinery, equipment, vehicles and/or other fixed assets, as indicated on Schedule 4.9 annexed hereto; (c) liens for current taxes of the Company which are not yet due and payable or which are being contested in good faith by appropriate proceedings and for which proper reserves have been established by the Company; and (d) liens, pledges, claims, security interests, encumbrances, conditions or restrictions which are not, individually or in the aggregate, material in character or amount and do not interfere with the use made or presently proposed to be made of any such property (collectively, "Permitted Liens"). All material items of machinery, equipment, vehicles and other fixed assets owned or leased by the Company and utilized in its business are listed in Schedule 4.9, and, except as and to the extent disclosed in
Schedule 4.9, all of such fixed assets are in good operating condition and repair (reasonable wear and tear excepted) and are adequate for their use in the Company's business as presently conducted, and are sufficient for the continued conduct of such business.

             4.10      Real Property.

                 (a) The Company does not own or have any interest of any kind (whether ownership, lease or otherwise) in any real property except the Company's leasehold interest under the lease for the business premises occupied by the Company, a true and complete copy of which is annexed hereto as Schedule
4.10 (the "Lease").

                 (b) The Company (and, to the best of the Seller's knowledge, the landlord thereunder) is presently in compliance with all of its obligations under the Lease, and the premises leased thereunder are in good condition (reasonable wear and tear excepted) and are adequate for the operation of the Company's business as presently conducted therefrom.

                 (c) The Lease will not be voided, revoked or terminated, or be voidable, revocable or terminable, upon and by reason of the transfer of the Interests pursuant to this Agreement.

             4.11 Inventories. All supplies and other inventories shown on the balance sheet included in the 1997 Financial Statements, and all inventories thereafter acquired by the Company, have been and are valued at cost, and consisted or consist of items which are of a quality and quantity which are usable in the ordinary course of the business of the Company.

             4.12 Insurance Policies. Schedule 4.12 annexed hereto contains a true and correct schedule of all insurance coverages held by the Company concerning its business, assets and properties (including but not limited to professional liability insurance and a statement, as to all professional liability insurance, of whether such insurance is on an "occurrence" or a "claims made" basis). The Company has paid all premiums due and payable to the date hereof in respect of such insurance coverages, and all of such coverages are presently in full force and effect. The Seller is not aware of any grounds upon which any insurer might properly cancel or refuse to renew any of the Company's existing insurance coverages. Nothing herein contained shall be deemed to constitute a representation, warranty or assurance as to the transference with the Interests of any of the insurance coverages listed in Schedule 4.12.

             4.13 Permits and Licenses. The Company possesses all required permits, licenses and/or franchises, from whatever governmental authorities or agencies (domestic and/or foreign) requiring the same and having jurisdiction over the Company, necessary in order to operate the Company's business in the manner presently conducted, all of which permits, licenses and/or franchises are valid, current and in full force and effect, except where the failure to have or maintain any such permit, license and/or franchise would not have a material adverse effect on the business, operations, assets or financial condition of the Company. The Company has heretofore conducted its business in compliance with the requirements of such permits, licenses and/or franchises, and the Company has not received written notice of any default or violation in respect of or under any of such permits, licenses and/or franchises except where such default would not have a material adverse effect on the business, operations, assets or financial condition of the Company. None of such permits, franchises or licenses will be voided, revoked or terminated, or be voidable, revocable or terminable, upon and by reason of the transfer of the Interests pursuant to this Agreement.

             4.14      Contracts and Commitments.

                 (a) Schedule 4.14 annexed hereto lists all material contracts, leases, commitments, indentures and other agreements to which the Company is a party (collectively, "Material Contracts"), except that Schedule 4.14 need not list any such agreement that is listed on any other Schedule hereto, or was entered into in the ordinary course of the business of the Company and that, in any case: (i) is for the purchase of supplies or other inventory items in the ordinary course of business; (ii) is related to the purchase or lease of any capital asset involving aggregate payments of less than $25,000 per annum; or
(iii) may be terminated by the Company without penalty, premium or liability on not more than thirty (30) days' prior written notice; provided, however, that
Schedule 4.14 shall list any agreement or arrangement (written or verbal) between the Company (on the one hand) and any physicians or persons known to the Seller to be Affiliates of any physicians (on the other hand), regardless of the amount of payments called for, required or made thereunder.

                 (b) To the best of the Seller's knowledge, except as set forth in Schedule 4.14: (i) all Material Contracts are in full force and effect; (ii) the Company is in compliance in all material respects with all of its obligations under the Material Contracts, and has not received any written notice that any party to any Material Contract is in material breach or default of such Material Contract or is now subject to any condition or event which has occurred and which, after notice or lapse of time or both, would constitute a material default by any party under any such contract, lease, agreement or commitment; and (iii) none of the Material Contracts will be voided, revoked or terminated, or voidable, revocable or terminable, upon and by reason of the transfer of the Interests pursuant to this Agreement.

                 (c) To the best of the Seller's knowledge, no outstanding purchase commitment of the Company is materially in excess of the Company's normal, ordinary and usual requirements.

                 (d) Except as set forth in Schedule 4.14, the Company does not have any outstanding contracts with or commitments to officers, employees, physicians, technicians, agents, consultants or advisors that are not cancelable by the Company without penalty, premium or liability (for severance or otherwise) on less than thirty (30) days' prior written notice.

             4.15  Customers and  Suppliers.  Neither the Company nor the Seller
(a) has received any written notice of any existing, announced or anticipated changes in the policies of any material clients, customers, referral sources or suppliers of the Company which will materially adversely affect the business or operations of the Company, or (b) has actual knowledge of any bankruptcy, insolvency or other such proceeding or condition relating to any of its material clients or customers.

             4.16      Labor, Benefit and Employment Agreements.

                 (a) Except as set forth in Schedule 4.16 annexed hereto, the Company is not a party to or has any commitment or obligation in respect of (i) any collective bargaining agreement or other labor agreement, or (ii) any agreement with respect to the employment or compensation of any non-hourly and/or non-union employee(s). Schedule 4.16 sets forth the amount of all compensation or remuneration (including any discretionary bonuses) paid by the Company during the 1997 calendar year to employees or consultants who then received or presently receive aggregate compensation or remuneration at an annual rate in excess of $35,000.

                 (b) No union is now certified or, to the best of the Seller's knowledge, claims to be certified as a collective bargaining agent to represent any employees of the Company, and there are no labor disputes existing or, to the best of the Seller's knowledge, threatened, involving strikes, slowdowns, work stoppages, job actions or lockouts of any employees of the Company.

                 (c) There are no unfair labor practice charges or petitions for election pending or being litigated before the National Labor Relations Board or any other federal or state labor commission relating to any employees of the Company. Neither the Company nor the Seller has received any written notice of any actual or alleged violation by the Company of any law, regulation, order or contract term affecting the collective bargaining rights of employees, equal opportunity in employment, or employee health, safety, welfare, or wages and hours.

                 (d) With respect to any "multiemployer plan" (as defined in Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) to which the Company or any of its Affiliates has at any time been required to make contributions, neither the Company nor any of its Affiliates has, at any time on or after April 29, 1980, suffered or caused any "complete withdrawal" or "partial withdrawal" (as such terms are respectively defined in Sections 4203 and 4205 of ERISA) therefrom on its part.

                 (e) Except as disclosed in Schedule 4.16, the Company does not maintain, or have any liabilities or obligations of any kind with respect to, any bonus, deferred compensation, pension, profit sharing, retirement or other such benefit plan, or any potential or contingent liability in respect of any actions or transactions relating to any such plan other than to make contributions thereto if, as and when due in respect of periods subsequent to the date hereof. Without limitation of the foregoing, (i) the Company has made all required contributions to or in respect of any and all such benefit plans,
(ii) no "accumulated funding deficiency" (as defined in Section 412 of the Internal Revenue Code of 1986, as amended (the "Code")) has been incurred in respect of any of such benefit plans, and the present value of all accrued benefits thereunder does not, on the date hereof, exceed the assets of any such plan allocable to the accrued benefits thereunder, (iii) there has been no "prohibited transaction" (as defined in Section 4975 of the Code) with respect to any such plan, and no transaction which could give rise to any tax or penalty under Section 4975 of the Code or Section 502 of ERISA, and (iv) there has been no "reportable event" (within the meaning of Section 4043(b) of ERISA) with respect to any such plan. All of such plans which constitute, are intended to constitute, or have been treated by the Company as "employee pension benefit plans" or other plans within Section 3 of ERISA have been determined by the Internal Revenue Service to be "qualified" under Section 401(a) of the Code, and have been administered and are in compliance with ERISA and the Code; and the Seller does not have any knowledge of any state of facts, conditions or occurrences such as would impair the "qualified" status of any of such plans.

                 (f) Except for the group insurance programs listed in Schedule 4.16, the Company does not maintain any medical, health, life or other employee benefit insurance programs or any welfare plans (within the meaning of Section 3(1) of ERISA) for the benefit of any current or former employees, and, except as required by statutory law, the Company does not have any liability, fixed or contingent, for health or medical benefits to any former employee.

             4.17      Compliance with Laws.

                 (a) The Company is in compliance in all material respects with all laws, statutes, regulations, rules and ordinances applicable to the conduct of its business as presently constituted; and neither the Company nor the Seller has received written notice of any default or violation under or in respect of any of the foregoing. The Company is not presently in material violation of any requirements of any of its insurance carriers.

                 (b) Without  limitation of Section  4.17(a) above,  the Company has not, at any time during the three (3) year period  prior to the date hereof,
(i) handled, stored, generated, processed, released or disposed of any hazardous substances in violation of any federal, state or local environmental laws or regulations, or (ii) otherwise committed any material violation of any federal, state or local environmental laws or regulations (including, without limitation, the provisions of the Environmental Protection Act, the Comprehensive Environmental Responsibility and Cleanup Act, and other applicable environmental statutes and regulations) or any material violation of the Occupational Safety and Health Act.

                 (c)  Neither  the  Company  nor,  to the  best of the  Seller's knowledge, any of the Company's directors, officers or employees has received any written notice of default or violation, nor, to the best of the Seller's knowledge, is the Company or any of its directors, officers or employees in default or violation, with respect to any judgment, order, writ, injunction, decree, demand or assessment issued by any court or any federal, state, local, municipal or other governmental agency, board, commission, bureau, instrumentality or department, domestic or foreign, relating to any aspect of the Company's business, affairs, properties or assets. Neither the Company nor, to the best of the Seller's knowledge, any of its directors, officers or employees, has received written notice of, been charged with, or is under investigation with respect to, any violation of any provision of any federal, state, local, municipal or other law or administrative rule or regulation, domestic or foreign, relating to any aspect of the Company's business, affairs, properties or assets, which violation would have a material adverse effect on business, operations, assets or financial condition of the Company.

                 (d)  Schedule  4.17 sets  forth the  date(s)  of the last known audits or inspections (if any) of the Company conducted by or on behalf of the Environmental Protection Agency, the Occupational Safety and Health Administration, the federal Department of Health and Human Services and/or any agency thereof (including, without limitation, the Healthcare Financing Administration) or intermediary acting on its behalf, any corresponding or comparable state or local governmental department, agency or authority, and any other governmental and/or quasi-governmental agency (federal, state and/or local).

             4.18 Litigation. Except as disclosed in Schedule 4.18 annexed hereto, there is no suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation (including, without limitation, any claim alleging the invalidity, infringement or interference of any patent, patent application, or rights thereunder owned or licensed by the Company) pending, or to the best knowledge of the Seller, threatened, by or against the Company. The Seller is not aware of any state of facts, events, conditions or occurrences which might properly constitute grounds for or the basis of any suit, action, arbitration, proceeding or investigation against or with respect to the Company which, if adversely determined, would have a material adverse effect on business, operations, assets or financial condition of the Company.

             4.19 Patents, Licenses and Trademarks. Schedule 4.19 annexed hereto correctly sets forth a list and brief description of the nature and ownership of: (a) all patents, patent applications, copyright registrations and applications, registered trade names, and trademark registrations and applications, both domestic and foreign, which are presently owned, filed or held by the Company, any of its Affiliates, and/or any of their respective directors, officers or employees and which in any way relate to or are used in the business of the Company; (b) all licenses, both domestic and foreign, which are owned or controlled by the Company, any of its Affiliates, and/or any of their respective directors, officers or employees and which in any way relate to or are used in the business of the Company; and (c) all franchises, licenses and/or similar arrangements granted to the Company by others and/or to others by the Company. None of the patents, patent applications, copyright registrations or applications, registered trade names, trademark registrations or applications, franchises, licenses or other arrangements set forth or required to be set forth in Schedule 4.19 is subject to any pending challenge known to the

Seller. The Company has the valid right to utilize all trade names and other intellectual property utilized in its business, and the Company has not received any written notice of any claimed infringement of any such intellectual property with any rights or property of any other person.

             4.20 Transactions with Affiliates. Except for those management services provided by the Seller to the Company as specified in the Limited Partnership Agreement of the Company, no material asset utilized in the Company is owned by, leased from or leased to the Seller or any of its Affiliates (other than the Company).

             4.21 Sensitive Payments. The Seller has no reason to believe that the Company has (a) made any contributions, payments or gifts to or for the private use of any governmental official, employee or agent where either the payment or the purpose of such contribution, payment or gift is illegal under the laws of the United States or the jurisdiction in which made, (b) established or maintained any unrecorded fund or asset for any purpose or made any false or artificial entries on its books, (c) given or received any payments or other forms of remuneration in connection with the referral of patients which would violate the Medicare/Medicaid Anti-Kickback Law, Section 1128(b) of the Social Security Act, 42 U.S.C. ss. 1320a-7b(b), or any analogous state statute, or (d) made any payments to any person with the intention that any part of such payment was to be used for any purpose other than that described in the documents supporting the payment.

             4.22 Going Concern. The Seller does not have any knowledge of any fact, event, circumstance or condition (including, without limitation, any announced or anticipated changes in the policies of any material client or customer) that would materially impair the ability of the Company, from and after the Closing, to continue its business in substantially the manner heretofore conducted, other than general, industry-wide conditions.

             4.23 Disclosure and Duty of Inquiry. The Buyer is not and will not be required to undertake any independent investigation to determine the truth, accuracy and completeness of the representations and warranties made by the Seller in this Agreement.


         5.  REPRESENTATIONS AND WARRANTIES OF THE BUYER.

             In connection with the purchase of the Interests and the Debt from the Seller hereunder, the Buyer hereby represents and warrants to the Seller as follows:

             5.1 Organization, Good Standing and Qualification. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby.

             5.2  Authorization  of  Agreement.  The  execution,   delivery  and
performance of this Agreement and the consummation of the transactions contemplated hereby by the Buyer have been duly and validly authorized by the Board of Directors and sole stockholder of the Buyer, and the Buyer has the full legal right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. No further corporate authorization is necessary on the part of the Buyer to consummate the transactions contemplated hereby.

             5.3 Valid and Binding Agreement. This Agreement and, when executed and delivered, the Non-Competition Agreement (as such term is hereinafter defined), constitutes and will constitute the legal, valid and binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms, except, in each case, to the extent limited by bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, and except that the remedy of specific performance or similar equitable relief is available only at the discretion of the court before which enforcement is sought.

             5.4 No Breach of Statute or  Contract.  Neither the  execution  and delivery of this  Agreement  or the  Non-Competition  Agreement by the Buyer nor
compliance with the terms and provisions of this Agreement or the Non-Competition Agreement on the part of the Buyer, will: (a) violate any statute or regulation of any governmental authority, domestic or foreign, affecting the Buyer; (b) require the issuance to the Buyer of any authorization, license, consent or approval of any federal or state governmental agency; or (c) except for the required consent of the Buyer's lender contemplated by Section
8.10 below, conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree, note, indenture, loan agreement or other agreement or instrument to which the Buyer is a party, or by which the Buyer is bound, or constitute a default thereunder.

             5.5 Investment. The Buyer will be purchasing the Interests and the Debt for its own account for investment, and not with a view to the resale or distribution thereof in violation of any applicable securities laws.

             5.6 Disclosure and Duty of Inquiry. The Seller is not and will not be required to undertake any independent investigation to determine the truth, accuracy and completeness of the representations and warranties made by the Buyer in this Agreement.

         6. THE SELLER'S OBLIGATIONS BEFORE THE CLOSING DATE.

             The Seller covenants and agrees that, from the date hereof until the Closing Date:

             6.1 Access to Information.

                 (a)  The  Seller  shall  permit  the  Buyer  and  its  counsel, accountants and other representatives, and the Buyer's lender and its representatives, upon reasonable advance notice to the Company, during normal business hours and without undue disruption of the business of the Company, to have reasonable access to all properties, books, accounts, records, contracts, documents and information relating to the Company. The Buyer and its representatives shall also be permitted to freely consult with the Company's counsel and accountants.

                 (b) The Seller will make available to the Buyer and its accountants, and the Buyer's lender and its representatives, all financial records relating to the Company, and shall cause the Company's accountants to cooperate with the Buyer's accountants and make available to the Buyer's accountants all work papers and other materials developed by or in the possession of the Company's accountants.

             6.2 Conduct of Company in Normal Course. The Seller shall cause the Company to carry on its business activities in substantially the same manner as heretofore conducted, and shall not permit the Company to make or institute any unusual or novel methods of service, sale, purchase, lease, management, accounting or operation that will vary materially from those methods used by the Company as of the date hereof, without in each instance obtaining the prior written consent of the Buyer.

             6.3 Preservation of Company and Relationships. The Seller shall cause the Company, without making or incurring any unusual commitments or expenditures, to use all reasonable efforts to preserve its business organization intact, and preserve its present relationships with referral sources, clients, customers, suppliers and others having business relationships with the Company.

             6.4 Maintenance of Insurance. The Seller shall cause the Company to continue to carry its existing insurance, to the extent obtainable upon reasonable terms.

             6.5 Corporate Matters. The Seller shall not permit the Company, without the prior written consent of the Buyer, to:

                 (a) amend its limited partnership agreement or certificate of limited partnership, or admit any additional or substituted general partners or limited partners to the Company, or make any offer therefor;

                 (b) amend, cancel or modify any Material Contract or enter into any material new agreement, commitment or transaction except, in each instance, in the ordinary course of business;

                 (c) pay, grant or authorize any material salary increases or bonuses except in the ordinary course of business and consistent with past practice, or enter into any employment, consulting or management agreements;

                 (d) modify in any material respect any material agreement to which the Company is a party or by which it may be bound, except in the ordinary course of business;

                 (e)   make any change in management personnel;

                 (f) except pursuant to commitments in effect on the date hereof (to the extent disclosed in this Agreement or in any Schedule hereto), make any capital expenditure(s) or commitment(s), whether by means of purchase, lease or otherwise, or any operating lease commitment(s), in excess of $10,000 in the aggregate;

                 (g) dispose of or transfer any asset outside of the ordinary course of business, or sell, assign or dispose of any capital asset(s) with a net book value in excess of $5,000 as to any one item or $10,000 in the aggregate;

                 (h) materially change its method of collection of accounts or notes receivable, accelerate or slow in any material respect its payment of accounts payable, or prepay any of its obligations or liabilities, other than prepayments to take advantage of trade discounts not otherwise inconsistent with or in excess of historical prepayment practices;

                 (i) declare, pay, set aside or make any dividend or other distribution of any assets or property; or make any other transfer of any assets or property to the Seller or any of its Affiliates;

                 (j) incur any material liability or indebtedness except, in each instance, in the ordinary course of business;

                 (k) subject any of the assets or properties of the Company to any further material liens or encumbrances, other than Permitted Liens; or

                 (l) agree to do, or take any action in furtherance of, any of the foregoing.

         7.  ADDITIONAL AGREEMENTS OF THE PARTIES.

             7.1 Confidentiality. Notwithstanding anything to the contrary contained in this Agreement, and subject only to any disclosure requirements which may be imposed upon either party under applicable state or federal securities or antitrust laws or by court order, it is expressly understood and agreed by the parties that, except with respect to matters or information which are publicly available other than by reason of a breach of this Section 7.1, (a) this Agreement, the Schedules hereto, and the conversations, negotiations and transactions relating hereto and/or contemplated hereby, and (b) all financial information, Company records and other non-public information concerning either party or the Company which the other party or its representatives has received or may hereafter receive, shall be maintained in the strictest confidence by the recipient and its representatives, and shall not be disclosed to any person that is not associated or affiliated with the recipient and involved in the transactions contemplated hereby, without the prior written approval of the party which provided the information. The parties hereto shall use their best efforts to avoid disclosure of any of the foregoing or undue disruption of any of the business operations or personnel of the parties, and no party shall issue any press release or other public announcement regarding the transactions contemplated hereby without the prior approval of the other party (such approval not to be unreasonably withheld or delayed) unless compelled to do so upon advice of counsel and there is insufficient time to practicably obtain approval hereunder. In the event that the transactions contemplated hereby shall not be consummated for any reason, each party covenants and agrees that neither it nor any of its representatives shall retain (other than information which is publicly available other than by reason of a breach of this Section 7.1) any documents, lists or other writings of the other party which it may have received or obtained in connection herewith or any documents incorporating any of the information contained in any of the same (all of which, and all copies thereof in the possession or control of the recipient or its representatives, shall be returned to the party which provided the information).

             7.2 Exclusivity. From the date hereof through any termination of this Agreement in accordance with Section 11 below, the Seller shall not (and shall not permit any of its stockholders, directors, officers or Affiliates to) negotiate with or enter into any other commitments, agreements or understandings with any person, firm or corporation (other than the Buyer and its Affiliates) in respect of any sale or transfer of equity interests in or any material portion of the assets of the Company, any merger, consolidation or corporate reorganization, or any other such transaction relating to the Company.

            7.3 Asset Transfer. To the extent that, on the Closing Date, any assets utilized in the business of the Company are owned or leased by the Seller or any of its Affiliates (other than the Company), and/or any contract rights relating to the Company are in the name of or held by the Seller or any of its Affiliates (other than the Company), then, immediately prior to the Closing, title to such assets (or the leases therefor, as the case may be) and contract rights shall be transferred to the Company, without requirement of any payment or other consideration by the Company to effect such transfer. To the extent that any contracts are included in such transfer, all obligations of the Company thereunder shall be current as of the time of transfer, and without any continuing default thereunder.

             7.4 Non-Competition Agreement. On the Closing Date, the Seller and the Buyer shall execute and deliver to one another a non-competition and non-disclosure agreement in substantially the form of Exhibit A annexed hereto (the "Non-Competition Agreement").

             7.5 Additional Agreements and Instruments. On or before the Closing Date, the Seller, the Company and the Buyer shall execute, deliver and file all exhibits, agreements, certificates, instruments and other documents, not inconsistent with the provisions of this Agreement, which, in the opinion of counsel to the parties hereto, shall reasonably be required to be executed, delivered and filed in order to consummate the transactions contemplated by this Agreement.

             7.6 Non-Interference. Neither the Buyer nor the Seller shall cause to occur any act, event or condition which would cause any of their respective representations and warranties made in this Agreement to be or become untrue or incorrect in any material respect as of the Closing Date, or would interfere with, frustrate or render unreasonably expensive the satisfaction by the other party of any of the conditions precedent set forth in Sections 8 and 9 below.

         8.  CONDITIONS PRECEDENT TO THE BUYER'S PERFORMANCE.

             In  addition  to the  fulfillment  of the  parties'  agreements  in
Section 7 above, the obligations of the Buyer to consummate the transactions contemplated by this Agreement are further subject to the satisfaction, at or before the Closing Date, of all the following conditions, any one or more of which may be waived in writing by the Buyer:

             8.1 Accuracy of Representations and Warranties. All representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of that date.

             8.2 Performance. The Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Seller on or before the Closing Date.

             8.3 Certification. The Buyer shall have received a certificate, dated the Closing Date, signed by the Seller, certifying, in such detail as the Buyer and its counsel may reasonably request, that the conditions specified in Sections 8.1 and 8.2 above have been fulfilled.

             8.4 Opinion of Counsel. The Buyer shall have received an opinion, dated the Closing Date, of Jeffrey L. Linden, Esq., inside general counsel to the Seller and the Company, with respect to such matters incident to the transactions contemplated hereby as shall reasonably be requested by the Buyer and its counsel.

             8.5 Resolutions. The Buyer shall have received certified resolutions of the Board of Directors of the Seller, in form reasonably satisfactory to counsel for the Buyer, authorizing the Seller's execution, delivery and performance of this Agreement and all actions to be taken by the Seller hereunder.

             8.6 Good Standing Certificates. The Buyer shall have received good standing certificates issued by the Secretary of State of Delaware with respect to the Seller, and the Secretary of State of California in respect of the Company, each dated as of a date reasonably prior to the Closing Date.

             8.7 Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against the Company or the Seller or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the Closing Date, which action, suit or proceeding would, if determined adversely, have a material adverse effect on business, operations, assets or financial condition of the Company.

             8.8 Condition of Property. Between the date of this Agreement and the Closing Date, assets of the Company having an aggregate fair market value of $10,000 or more shall not have been lost, destroyed or irreparably damaged by fire, flood, explosion, theft or any other cause, whether or not covered by insurance.

             8.9 No Material Adverse Change. On the Closing Date, there shall not have occurred any event or condition materially and adversely affecting the financial condition, results of operations or business prospects of the Company from those reflected in the 1997 Financial Statements or disclosed in this Agreement or the Schedules hereto, except for matters resulting from adverse changes in economic conditions affecting the Company generally.

             8.10      Consents.

                 (a) All necessary and legally required disclosures to and agreements and consents of (i) any parties to any Material Contracts, the landlord under the Lease, and/or any licensing authorities which are material to the business of the Company, and (ii) any governmental authorities or agencies to the extent required to be obtained prior to the Closing in connection with the transactions contemplated by this Agreement, shall have been obtained and true and complete copies thereof delivered to the Buyer. Any such consents must be obtained without imposing any unreasonable burden or obligation on the Buyer or the Company from and after the Closing Date.

                 (b) The Buyer shall have obtained, and there shall be in full force and effect, the consent of the Buyer's existing lender for the use of up to $1,400,000 in principal amount of loans under the Buyer's loan agreement with such lender in respect of the Consideration pursuant to Section 2 above.


             8.11 Scripps Consent. The Buyer shall have received the consent of Scripps Health with respect to the admission of the Buyer as a substitute general partner and substitute limited partner of the Company in the place and stead of the Seller, together with certain other assurances, pursuant to an agreement in substantially the form of Exhibit B annexed hereto.

             8.12  Execution  and Delivery of Exhibit.  On or before the Closing
Date,   the  Seller  shall  have   executed  and  delivered  to  the  Buyer  the
Non-Competition Agreement.

             8.13 Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the Buyer and its counsel. The Seller shall have submitted to the Buyer or its representatives for examination the originals or true and correct copies of all records and documents relating to the Company which the Buyer may have requested in connection with said transactions.

         9.  CONDITIONS PRECEDENT TO THE SELLER'S PERFORMANCE.

             In  addition  to the  fulfillment  of the  parties'  agreements  in
Section 7 above, the obligations of the Seller to consummate the transactions contemplated by this Agreement are further subject to the satisfaction, at or before the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by the Seller:

             9.1 Accuracy of Representations and Warranties. All representations and warranties made by the Buyer in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of that date.

             9.2 Performance. The Buyer shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer on or before the Closing Date.

             9.3 Certification. The Seller shall have received a certificate, dated the Closing Date, signed by the Buyer, certifying, in such detail as the Seller and its counsel may reasonably request, that the conditions specified in Sections 9.1 and 9.2 above have been fulfilled.

             9.4 Opinion of Counsel. The Seller shall have received an opinion, dated the Closing Date, of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, counsel to the Buyer, with respect to such matters incident to the transactions contemplated hereby as shall reasonably be requested by the Seller and its counsel.

             9.5 Resolutions. The Seller shall have received certified resolutions of the Board of Directors of the Buyer, in form reasonably satisfactory to counsel for the Seller, authorizing the Buyer's execution, delivery and performance of this Agreement and all actions to be taken by the Buyer hereunder.

             9.6 Good Standing Certificate. The Seller shall have received a good standing certificate issued by the Secretary of State of California with respect to the Buyer, dated as of a date reasonably prior to the Closing Date.

             9.7 Consents. The Seller shall have received any and all agreements and consents of any governmental authorities and agencies, and any parties to any material contracts or agreements of the Seller, to the extent required in connection with the transactions contemplated by this Agreement.

             9.8  Execution  and  Delivery of Exhibit.  On or before the Closing
Date,   the  Buyer  shall  have   executed  and  delivered  to  the  Seller  the
Non-Competition Agreement.

             9.9 Proceedings and Instruments Satisfactory. All proceedings to be taken in connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the Seller and its counsel.

         10. CLOSING.

             10.1 Place and Date of Closing. Unless this Agreement shall be terminated pursuant to Section 11 below, the consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of the Seller located at 1516 Cotner Avenue, Los Angeles, California 90025-3303, or such other location as is agreed to between the parties, at 9:00 A.M. local time on February 27, 1998 or such later date (not later than March 16, 1998) as may be reasonably agreeable to the parties (the date of the Closing being referred to in this Agreement as the "Closing Date").

             10.2 Actions at Closing. At the Closing, there shall be made, by all necessary and appropriate persons, all payments and deliveries stated in this Agreement to be made at the Closing and/or on or prior to the Closing Date.

         11. TERMINATION OF AGREEMENT.

             11.1 General. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing: (a) by the mutual written consent of the Seller and the Buyer; (b) by the Buyer, or the Seller, if: (i) a material breach shall exist with respect to the written representations and warranties made by the other party, (ii) the other party shall take any action prohibited by this Agreement, if such actions shall or may have a material adverse effect on the Company and/or the transactions contemplated hereby, (iii) the other party or parties, as the case may be, shall not have furnished, upon reasonable notice therefor, such certificates and documents required in connection with the transactions contemplated hereby and matters incidental thereto as it shall have agreed to furnish, and it is reasonably unlikely that the other party will be able to furnish such item(s) prior to the Outside Closing Date specified below, or (iv) any consent of any third party to the transactions contemplated hereby (whether or not the necessity of which is disclosed herein or in any Schedule hereto) is reasonably necessary to prevent a default under any outstanding material obligation of the Buyer, the Seller or the Company, and such consent is not obtainable without material cost or penalty (unless the party or parties not seeking to terminate this Agreement agrees or agree to pay such cost or penalty); or (c) by the Buyer, or by the Seller, at any time on or after March 16, 1998 (the "Outside Closing Date"), if the transactions contemplated hereby shall not have been consummated prior thereto, and the party directing termination shall not then be in breach or default of any obligations imposed upon such party by this Agreement.

             11.2 Effect of Termination. In the event of termination by either party as above provided in this Section 11, prompt written notice shall be given to the other party. Termination of this Agreement shall not relieve either party of any of its obligations pursuant to Section 7.1 above, and shall not relieve any breaching party from liability for any breach of this Agreement.

         12. INDEMNIFICATION.

             12.1      General.

                 (a) From and after the Closing Date, the Seller shall defend, indemnify and hold harmless the Buyer from, against and in respect of any and all claims, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorneys' fees, that the Buyer may incur, sustain or suffer ("Losses") as a result of any breach of, or failure by the Seller to perform, any of the representations, warranties, covenants or agreements of the Seller contained in this Agreement.

                 (b) From and after the Closing Date, the Buyer shall defend, indemnify and hold harmless the Seller from, against and in respect of any and all claims, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorneys' fees, that the Seller may incur, sustain or suffer as a result of any breach of, or failure by the Buyer to perform, any of the representations, warranties, covenants or agreements of the Buyer contained in this Agreement.

             12.2      Limitations on Certain Indemnity.

                 (a) Notwithstanding any other provision of this Agreement to the contrary, except for (i) Losses arising out of claims for breach of any of the warranties made under Sections 4.1, 4.2, 4.4, 4.5, 4.8 and/or 4.20 above, and/or (ii) Losses involving proven fraud by the Seller, the Seller shall not be liable to the Buyer with respect to Losses unless and until, and then only to the extent that, the aggregate amount of all Losses incurred by the Buyer shall exceed the sum of $15,000 (the "Basket"). The Seller shall thereafter be liable for all Losses in excess of the Basket, provided that the Seller's maximum aggregate liability in respect of all Losses shall not, in the absence of proven fraud by the Seller in respect of any particular Losses, in any event exceed the limitations set forth in Section 12.2(b) below.

                 (b) Except with respect to any Losses involving proven fraud by the Seller, the Seller shall only be required, in the aggregate, to pay indemnification hereunder, after application of the Basket, up to a maximum amount equal to the Consideration.

                 (c) Except with respect to (i) Losses arising under Section 4.1, 4.2, 4.4 or 4.5 above, or (ii) any particular Losses the non-discovery of which is attributable in whole or significant part to any proven fraud by the Seller (as to which Losses claims may be made hereunder within the applicable statute of limitations), the Buyer shall be entitled to indemnification by the Seller for Losses only in respect of claims for which notice of claim shall have been given to the Seller on or before March 31, 1999, or, with respect to Losses relating to a breach of any warranties under Section 4.8 above, the expiration of the final statute of limitations for those tax returns covered by the warranties under Section 4.8 above; provided, however, that the Buyer shall not be entitled to indemnification from the Seller in the event that the subject claim for indemnification relates to a third-party claim and the Buyer delayed giving notice thereof to the Seller to such an extent as to cause material prejudice to the defense of such third-party claim.

             12.3 Claims for Indemnity. Whenever a claim shall arise for which any party shall be entitled to indemnification hereunder, the indemnified party shall notify the indemnifying party in writing within ten (10) business days of the indemnified party's first receipt of notice of, or the indemnified party's obtaining actual knowledge of, such claim, and in any event within such shorter period as may be necessary for the indemnifying party to take appropriate action to resist such claim. Such notice shall specify all facts known to the indemnified party giving rise to such indemnity rights and shall estimate (to the extent reasonably possible) the amount of potential liability arising therefrom. If the indemnifying party shall be duly notified of such dispute, the party shall attempt to settle and compromise the same or may agree to submit the same to arbitration or, if unable or unwilling to do any of the foregoing, such dispute shall be settled by appropriate litigation, and any rights of indemnification established by reason of such settlement, compromise, arbitration or litigation shall promptly thereafter be paid and satisfied by the indemnifying party obligated to make indemnification hereunder.

             12.4 Right to Defend. If the facts giving rise to any claim for indemnification shall involve any actual or threatened action or demand by any third party against the indemnified party or any of its Affiliates, the indemnifying party shall be entitled (without prejudice to the indemnified party's right to participate at its own expense through counsel of its own choosing), at its expense and through counsel of its own choosing, to defend or prosecute such claim in the name of the indemnifying party, or if necessary, in the name of the indemnified party. In any event, the indemnified party shall give the indemnifying party advance written notice of any proposed compromise or settlement of any such claim. If the remedy sought in any such action or demand is solely money damages, the indemnifying party shall have fifteen (15) days after receipt of such notice of settlement to object to the proposed compromise or settlement, and if it does so object, the indemnifying party shall be required to undertake, conduct and control, though counsel of its own choosing and at its sole expense, the settlement or defense thereof, and the indemnified party shall cooperate with the indemnifying party in connection therewith.

         13. POST-CLOSING EVENTS.

             The parties hereby further agree that, from and after the Closing:

             13.1 Books and Records. At any time and from time to time from and after the Closing Date, the Buyer shall permit the Seller to have access, during normal business hours and without undue disruption of the Buyer's or Company's business, to those books and records of the Company relating to periods prior to the Closing Date, for purposes of preparing any tax filings or any other legitimate purpose of the Seller. Such books and records may be made available at any location where the Company maintains same, and all costs and expenses relating to such access and inspection shall be the responsibility of the Seller.

             13.2 Further Assurances. From time to time from and after the Closing Date, the parties will take any and all such action and execute and deliver to one another any and all further agreements, instruments, certificates and other documents, as may reasonably be requested by any other party in order more fully to consummate the transactions contemplated hereby.

         14. COSTS.

             14.1 Finder's or Broker's Fees. Each of the Buyer (on the one hand) and the Seller (on the other hand) represents and warrants that neither it nor any of its respective Affiliates has dealt with any broker or finder in connection with any of the transactions contemplated by this Agreement, and no broker or other person is entitled to any commission or finder's fee in connection with any of these transactions.

             14.2 Expenses. The Buyer and the Seller shall each pay all of their own respective costs and expenses incurred or to be incurred by them, respectively, in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement.

         15. FORM OF AGREEMENT.

             15.1 Effect of Headings. The Section headings used in this Agreement and the titles of the Schedules hereto are included for purposes of convenience only, and shall not affect the construction or interpretation of any of the provisions hereof or of the information set forth in such Schedules.

             15.2 Entire Agreement; Waivers. This Agreement (including the Schedules and Exhibits hereto) constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes all prior agreements or understandings as to such subject matter. No party hereto has made any representation or warranty or given any covenant to the other except as set forth in this Agreement and the Schedules and Exhibits hereto. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

             15.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16. PARTIES.

             16.1 Parties in Interest. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

             16.2 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on or telecopied to the party to whom notice is to be given, one day after being deposited for overnight delivery with a recognized overnight courier service in a properly addressed package with all charges prepaid or billed to the account of the sender, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

                 (a)   If to the Seller:

                       Diagnostic Imaging Services, Inc.
                       1516 Cotner Avenue
                       Los Angeles, California 90025-3303
                       Attn: Howard G. Berger, M.D.
                       Fax No. (310) 478-5810

                 (b)   If to the Buyer:
                       SoCal Diagnostic Services, Inc.
                       c/o Diagnostic Health Services, Inc.
                       2777 Stemmons Freeway, Suite 1525
                       Dallas Texas 75207
                       Attn: Mr. Brad A. Hummel
                       Fax No. (214) 689-6459

                       with a copy sent concurrently to:

                       Greenberg Traurig Hoffman et al.
                       200 Park Avenue, 15th Floor
                       New York, New York 10166
                       Attn: Shahe Sinanian, Esq.
                       Fax No. (212) 801-6400

or to such other address or telecopier number as any party shall have specified by notice in writing given to all other parties.

         17. MISCELLANEOUS.

             17.1 Amendments and Modifications. No amendment or modification of this Agreement or any Exhibit or Schedule hereto shall be valid unless made in writing and signed by the party to be charged therewith.

             17.2 Non-Assignability; Binding Effect. Neither this Agreement, nor any of the rights or obligations of the parties hereunder, shall be assignable by either party hereto without the prior written consent of the other party hereto, except that the Buyer may, without requirement of any consent of the Seller, assign its rights to indemnification hereunder to any secured lender to the Buyer from time to time. Otherwise, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

             17.3 Governing Law; Jurisdiction. This Agreement shall be construed and interpreted and the rights granted herein governed in accordance with the laws of the State of Texas applicable to contracts made and to be performed wholly within such State. Except as otherwise provided in Section 12.3 above, any claim, dispute or controversy arising under or in connection with this Agreement or any actual or alleged breach hereof shall be settled exclusively by arbitration in Dallas, Texas in accordance with the commercial arbitration rules of the American Arbitration Association then obtaining. As part of his or her award, the arbitrator shall make a fair allocation of the fee of the American Arbitration Association, the cost of any transcript, and the parties' reasonable attorneys' fees, taking into account the merits and good faith of the parties' claims and defenses. Judgment may be entered on the award so rendered in any court having jurisdiction. Any process or other papers hereunder may be served by registered or certified mail, return receipt requested, or by personal service, provided that a reasonable time for appearance or response is allowed.

         IN WITNESS WHEREOF, the parties have executed this Agreement on and as of the date first set forth above.

                                             SOCAL DIAGNOSTIC SERVICES, INC.


                                             By:


                                             DIAGNOSTIC IMAGING SERVICES, INC.


                                             By:

                    AMENDMENT TO  PURCHASE AND SALE AGREEMENT


         AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Agreement"), entered into this 5th day of March, 1998, by and among DIAGNOSTIC HEALTH SERVICES, INC., a Delaware corporation ("DHS"), SOCAL DIAGNOSTIC SERVICES, INC., a California corporation and an indirect wholly-owned subsidiary of DHS (the "Buyer"), and DIAGNOSTIC IMAGING SERVICES, INC., a Delaware corporation (the "Seller");


                              W I T N E S S E T H:


         WHEREAS, the Buyer and the Seller are parties to a Purchase and Sale Agreement dated February 26, 1998 (the "Purchase and Sale Agreement"), pursuant to which the Buyer has agreed to purchase from the Seller, and the Seller has agreed to sell to the Buyer, all interests of the Seller in Scripps Chula Vista Imaging Center, L.P., for a cash purchase price of $1,400,000 (the "Consideration"); and

         WHEREAS, in lieu of receiving the Consideration in cash, the Seller has agreed to accept payment of the Consideration in the form of 127,250 shares of common stock of DHS ("Common Stock"), subject to the terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein set forth, the parties hereby covenant and agree as follows:

         1.  DEFINITIONS.

         In addition to those terms defined elsewhere in this Agreement, the following terms shall have the following meanings wherever used in this
Agreement:

             "Act" shall mean the Securities Act of 1933, as amended, and any successor statute from time to time.

             "Costs and Expenses" shall mean all of the costs and expenses relating to the Registration, including but not limited to registration, filing and qualification fees, reasonable blue sky expenses, costs of listing Shares on any exchange or other trading media, printing expenses, reasonable fees and disbursements of counsel to DHS, and accounting fees of DHS; provided, however, that underwriting discounts and commissions attributable solely to the Shares, fees and disbursements of counsel to the Seller, and all other expenses attributable solely to the Seller shall not constitute "Costs and Expenses" payable by DHS or the Buyer hereunder.

             "Exchange Act" shall mean to the Securities Exchange Act of 1934, as amended, and any successor statute from time to time.

             "Registration" shall mean the next registration of Common Stock filed by DHS with the SEC after the date hereof pursuant to the Act, provided that the "Registration" shall not include any registration statement filed on Form S-4 or Form S-8 in respect of any acquisition, merger or consolidation relating to DHS or any employee benefit plan of DHS.

             "Registration Statement" shall mean the registration statement to be filed by DHS in respect of the Registration.

             "SEC"  shall  mean  the  United  States   Securities  and  Exchange
Commission, or any successor agency or agencies performing the functions thereof.

             "Shares" shall mean the 127,250 shares of Common Stock being issued pursuant to Section 2(a) below, together with any and all other shares of Common Stock which may hereafter be issued upon such shares by reason of any stock split, stock dividend, combination of shares, recapitalization or other such event which may occur at any time and from time to time hereafter with respect to the outstanding shares of Common Stock from time to time.

         2.  ISSUANCE OF THE STOCK.

             (a) In full payment of the Consideration, the Buyer shall cause DHS to issue to the Seller 127,250 Shares of Common Stock within five (5) business days after the date of this Agreement.

             (b) The Seller hereby acknowledges that the Shares being issued pursuant to Section 2(a) above will, pending the effectiveness of a Registration pursuant to Section 3 below, constitute "restricted securities" within the meaning of the Act, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under the Act or an available exemption from such registration requirements. The Seller hereby consents to the placement of appropriate legends on the certificates representing the Shares, to give notice of such restrictions.

             (c) In order to permit the Seller to avail itself of Rule 144 promulgated under the Act, and/or any other rule or regulation of the SEC that may at any time permit the sale of the Shares to the public without registration, DHS shall, at all times until the Shares may be sold without volume limitation under Rule 144, make and keep available current public information (as those terms are understood and defined in Rule 144) relating to DHS, and provide to the Seller, upon written request therefor, (i) a written statement that DHS has made available current public information satisfying the requirements of Rule 144, and (ii) such reasonable number of copies of DHS' most recent annual and quarterly report and/or such other reports and documents as satisfy the current public information requirements or as may otherwise be reasonably requested by the Seller in order to permit the sale of the Shares without registration pursuant to an available exemption from registration.

         3.  REGISTRATION PROCEDURES.

         Following the issuance of the Shares under Section 2 above, the Buyer will cause DHS to use its good faith reasonable efforts to:

             (a) include all of the Shares in the Registration Statement (as and when filed), and cause such Registration Statement to be declared effective as soon as reasonably practicable after the filing thereof;

             (b) furnish to counsel selected by the Seller copies of the Registration Statement and all prospectuses included therein and any amendments or supplements thereto proposed to be filed with the SEC, which documents will be subject to review by such counsel before filing solely with regard to any information contained therein which pertains to the Seller;

             (c) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith, and any and all periodic reports and current reports, as may be necessary to keep such Registration Statement effective for a period of not less than nine
(9) months after the Shares may first be publicly sold pursuant thereto and to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during such period;

             (d) furnish to the Seller such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as the Seller may reasonably require in order to facilitate the disposition of the Shares owned by and registered on behalf of the Seller;

             (e) register or qualify the Shares under such other securities or blue sky laws of such states as the Seller may reasonably require and do any and all other acts and things which may be reasonably necessary or advisable to enable the Seller to consummate the disposition of the Shares in such jurisdictions (provided that DHS will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

             (f) notify the Seller, at any time when a prospectus relating to a Registration Statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in a Registration Statement contains an untrue statement of a material fact or omits to state any fact necessary to make the statements therein not materially misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchaser(s) of Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not materially misleading;

             (g) cause all of the Shares to be listed for trading on each securities exchange or other trading medium on which similar securities issued by DHS as those which are the subject of such Registration Statement are then listed;

             (h) if requested (i) by the Seller reasonably in advance, provide to the Seller, on the effective date of the Registration Statement, a legal opinion, dated such date, of DHS' independent counsel engaged in connection with the Registration, in form and substance as reasonably required by the Seller and as would customarily be rendered to an underwriter in an underwritten offering utilizing the Registration Statement, and (ii) by any broker designated by DHS pursuant to Section 5.2 below, provide to such broker a customary "comfort letter" of DHS' independent public accountants with respect to the financial disclosures in the Registration Statement; and

             (i) cause all Costs and Expenses to be paid by DHS or the Buyer, and DHS and the Buyer shall indemnify and hold harmless the Seller from and in respect of all Costs and Expenses.

         4.  INDEMNIFICATION.

             4.1 Indemnification by DHS. DHS shall indemnify and hold harmless the Seller, each officer and director of the Seller, and each person, if any, who controls the Seller within the meaning of the Act, against any losses, expenses, claims, damages or liabilities, joint or several, to which the Seller or any such officer, director or controlling person becomes subject, under the Act, the Exchange Act, any state securities laws or any rule or regulation thereunder or otherwise, insofar as such losses, expenses, claims, damages or liabilities (joint or several) (or actions in respect thereof) (a) are caused by any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement), or contained, on the effective date thereof, in the Registration Statement of which the Shares are the subject, the prospectus contained therein, any amendment or supplement thereto, or any other document related to such Registration Statement, (b) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(c) arise out of any violation by DHS of the Act, the Exchange Act, any state securities laws or any rule or regulation thereunder applicable to DHS and relating to actions or omissions otherwise required of DHS in connection with such registration. DHS shall reimburse the Seller and any such officer, director or controlling person for any legal or other expenses reasonably incurred by the Seller, or any such officer, director or controlling person in connection with investigating, defending or settling any such loss, claim, damage, liability or action; provided, however, that DHS shall not be liable to any such persons in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to DHS in writing by such person expressly for inclusion in any of the foregoing documents. This indemnity shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of DHS.

             4.2 Further Obligations of the Seller. The obligations of DHS with respect to the Registration are subject to the Seller's agreement to the following (which the Seller shall specifically confirm in writing to DHS upon DHS's request):

                 (a) The Seller shall furnish in writing to DHS all information concerning the Seller and its affiliates' holdings of securities of DHS and its affiliates as shall be required in connection with the preparation and filing of any Registration Statement covering any of the Shares.

                 (b) The Seller shall indemnify and hold harmless DHS, each of its directors, each of its officers who has signed a Registration Statement, legal counsel and accountants for DHS, and each person (if any) who controls DHS within the meaning of the Act, against any losses, claims, damages or liabilities to which DHS or any such director, officer, counsel, accountant or controlling person may become subject under the Act or any rule or regulation thereunder or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) are caused solely by any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement), or contained, on the effective date thereof, in any Registration Statement of which the Shares are the subject, the prospectus contained therein, any amendment or supplement thereto, or any other document related to such Registration Statement, or (ii) arise out of or are based solely upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to DHS by the Seller expressly for inclusion in any of the foregoing documents. This indemnity shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the subject Seller .

             4.3 Additional Provisions.

                 (a) The Seller and each other  person  indemnified  pursuant to
Section 4.1 above shall, in the event that it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proven, would result in DHS's having to indemnify it pursuant to Section 4.1 above, promptly notify DHS, in writing, of the commencement of such action and permit DHS, if DHS so notifies the Seller within thirty (30) days after receipt by DHS of notice of the commencement of the action, to participate in and to assume the defense of such action with counsel reasonably satisfactory to the Seller; provided, however, that the Seller or other indemnified person shall be entitled to retain its own counsel at its own expense. The omission to notify DHS promptly of the commencement of any such action shall not relieve DHS of any liability to indemnify the Seller or such other indemnified person, as the case may be, under Section 4.1 above, except to the extent that DHS shall suffer any loss by reason of such failure to give notice, and shall not relieve DHS of any other liabilities which it may have under this or any other agreement.

                 (b) DHS and each other person  indemnified  pursuant to Section
4.2 above shall, in the event that it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proven, would result in the Seller having to indemnify it pursuant to Section
4.2 above, promptly notify the Seller, in writing, of the commencement of such action and permit the Seller, if the Seller so notifies DHS within thirty (30) days after receipt by the Seller of notice of the commencement of the action, to participate in and to assume the defense of such action with counsel reasonably satisfactory to DHS; provided, however, that DHS or other indemnified person shall be entitled to retain its own counsel at DHS's expense. The omission to notify the Seller promptly of the commencement of any such action shall not relieve the Seller of liability to indemnify DHS or such other indemnified person, as the case may be, under Section 4.2 above, except to the extent that the Seller shall suffer any loss by reason of such failure to give notice, and shall not relieve the Seller of any other liabilities which it may have under this or any other agreement.

                 (c) No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and any litigation resulting therefrom.

                 (d) (i) If a court of competent  jurisdiction  determines  that the foregoing indemnity provided under Sections 4.1 and 4.2 above is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (A) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or (B) if the allocation provided by clause (A) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations.
 Notwithstanding the contribution provisions of this Section 4.3(d), in no event shall the amount required to be contributed by the Seller be greater than the dollar amount of the gross proceeds received by the Stockholder upon the sale of those Shares giving rise to the contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                       (ii) In the event that the indemnifying party and the indemnified party are unable to mutually agree on the relative benefits to and/or the relative faults of such persons and the amounts of appropriate contribution, such dispute shall be resolved by final, binding and enforceable arbitration before the American Arbitration Association in Los Angeles, California.

             4.4 Survival; Interim Payments. The obligations of the parties under this Section 4 shall survive the completion of any offering of the Shares pursuant to the Registration, and the indemnities hereunder shall remain in full force and effect regardless of any investigation made by or on behalf of either party. In addition to its other obligations under this Section 4, each party agrees that, as an interim measure during the pendency of any claim for which indemnification or contribution may be available hereunder, each party will reimburse the other on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending the subject claim, notwithstanding the absence of a judicial determination as to the propriety or enforceability of the indemnification obligations hereunder as relates to such expenses, or the possibility that such payments might later by held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the recipient of such improper payment shall promptly return to the other party the amount of such improper payment together with interest thereon at the rate of 10% per annum from the date received to the date refunded. Any such interim reimbursement payments which are not made within thirty (30) days after written request therefor shall bear interest at the rate of 10% per annum from the date of request to the date of payment. The indemnity and contribution obligations under this Section 4 shall be in addition to any other liability which the parties may otherwise have.

         5.  TRANSFER RESTRICTIONS.

             Regardless of the filing or effectiveness of any Registration Statement and/or any prospectus included therein, the following restrictions and limitations shall at all times apply to the Shares:

             5.1 Volume Limitations. During the period ending on the first (1st)
anniversary of the date hereof, the Seller will not, without the prior written consent of DHS in each instance, sell, pledge, transfer, dispose of, hypothecate, encumber or otherwise alienate or grant any option in respect of any legal or beneficial interest in more than:

                 (a) one third (1/3) of the total Shares in any period of sixty (60) consecutive calendar days;

                 (b) one third (1/3) of the total Shares in any period of fourteen (14) consecutive calendar days; or

                 (c) fifteen thousand (15,000) Shares (such number to be subject to proportionate adjustment upon the occurrence of any of the events causing a change in the number of Shares in accordance with the definition of "Shares" above) in any period of two (2) consecutive trading days.

             5.2 Transfer Brokers. During the period ending on the first (1st) anniversary of the date hereof, all sales, transfers or other dispositions of Shares shall be made or effected through such broker(s) as shall be designated by DHS from time to time. The Seller shall, in each instance, give not less than three (3) business days' prior written notice to DHS of any intent to sell, transfer or otherwise dispose of any Shares.

             5.3 Legend. The Seller hereby consents to the placement of appropriate legends on all certificates representing Shares, to give notice of the restrictions and limitations pursuant to this paragraph 5.

         6.  FORM OF AGREEMENT.

             6.1 Effect of Headings. The Section headings used in this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of the provisions hereof.

             6.2 Entire Agreement; Waivers. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes all prior agreements or understandings as to such subject matter. No party hereto has made any representation or warranty or given any covenant to the other in respect of such subject matter except as set forth in this Agreement; provided, however, that nothing herein contained shall be deemed to abrogate or impair any of the representations and warranties made by the parties in the Stock Purchase Agreement. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

             6.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.  PARTIES.

             7.1 Parties in Interest. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

             7.2 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on or telecopied to the party to whom notice is to be given, one day after being deposited for overnight delivery with a recognized overnight courier service in a properly addressed package with all charges prepaid or billed to the account of the sender, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

             (a) If to the Seller:

                 Diagnostic Imaging Services, Inc.
                 1516 Cotner Avenue
                 Los Angeles, California 90025-3303
                 Attn: Howard G. Berger, M.D.
                 Fax No. (310) 478-5810

             (b) If to the Buyer or DHS:

                 Diagnostic Health Services, Inc.
                 2777 Stemmons Freeway, Suite 1525
                 Dallas Texas 75207
                 Attn: Mr. Max W. Batzer
                 Fax No. (214) 689-6459

                 with a copy sent concurrently to:

                 Greenberg Traurig Hoffman et al.
                 Met Life Building
                 200 Park Avenue - 15th Floor
                 New York, New York 10166
                 Attn: Shahe Sinanian, Esq.

                 Fax No. (212) 801-6400

or to such other address or telecopier number as any party shall have specified by notice in writing given to all other parties.

         8.  MISCELLANEOUS.

             8.1 Amendments and Modifications. No amendment or modification of this Agreement shall be valid unless made in writing and signed by the party to be charged therewith.

             8.2 Non-Assignability; Binding Effect. Neither this Agreement, nor any of the rights or obligations of the parties hereunder, shall be assignable by any party hereto without the prior written consent of all other parties hereto, provided that the Seller may, upon written notice to (but without requirement of consent of) DHS or the Buyer, assign its rights and obligations pursuant to this Agreement to any assignee or transferee of the Shares (other than an assignee or transferee acquiring pursuant to the Registration Statement or pursuant to a transfer under Rule 144(k) promulgated under the Act). This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

             8.3 Governing Law; Jurisdiction. This Agreement shall be construed and interpreted and the rights granted herein governed in accordance with the laws of the State of Texas applicable to contracts made and to be performed wholly within such State. Any claim, dispute or controversy arising under or in connection with this Agreement or any actual or alleged breach hereof shall be settled exclusively by arbitration in Los Angeles, California, in accordance with the commercial arbitration rules of the American Arbitration Association then obtaining. As part of his or her award, the arbitrator shall make a fair allocation of the fee of the American Arbitration Association, the cost of any transcript, and the parties' reasonable attorneys' fees, taking into account the merits and good faith of the parties' claims and defenses. Judgment may be entered on the award so rendered in any court having jurisdiction. Any process or other papers hereunder may be served by registered or certified mail, return receipt requested, or by personal service, provided that a reasonable time for appearance or response is allowed.

         IN WITNESS WHEREOF, the parties have executed this Agreement on and as of the date first set forth above.

                        DIAGNOSTIC HEALTH SERVICES, INC.

                                         By:


                         SOCAL DIAGNOSTIC SERVICES, INC.


                                         By:


                        DIAGNOSTIC IMAGING SERVICES, INC.


                                         By: